Exhibit 99.1


			  CERTIFICATION PURSUANT TO
		SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of MidSouth Bancorp, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2002 (the "Report"), I, C.R. Cloutier, Chief Executive Officer of the Company, certify that:

	(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

	(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



________________________
C.R. Cloutier
Chief Executive Officer
November 14, 2002